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                                   EXHIBIT 24

                               STERIS CORPORATION
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That each person whose name is signed hereto has made, constituted and appointed, and by these presents does hereby make, constitute and appoint, David C. Dvorak, Bill R. Sanford, Michael A. Keresman, III, and Roy L. Turnell, his true and lawful attorney, for him and in his name, place and stead to affix, as attorney-in-fact, his signature as Director or Officer or both, as the case may be, of STERIS Corporation, an Ohio corporation (the "Corporation"), to any and all registration statements and amendments thereto filed with the Securities and Exchange Commission with respect to 1,697,415 Common Shares of the Corporation issuable or issued in connection with the 1997 STERIS Stock Option Plan, giving and granting unto each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he might or could do if personally present, hereby ratifying and confirming all that each such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

         This Power of Attorney shall not apply to any registration statement or amendment filed after July 24, 1999.

         IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 24th day of July, 1997.


  /s/ Michael A. Keresman, III     Senior Vice President and
---------------------------------  Chief Financial Officer
Michael A. Keresman, III           (Principal Financial Officer and
                                   Principal Accounting Officer)

  /s/ Raymond A. Lancaster         Director
---------------------------------
Raymond A. Lancaster

  /s/ Thomas J. Magulski           Director
---------------------------------
Thomas J. Magulski

  /s/ J.B. Richey                  Director
---------------------------------
J.B. Richey

  /s/ Jerry E. Robertson           Director
---------------------------------
Jerry E. Robertson

  /s/ Frank E. Samuel, Jr.         Director
---------------------------------
Frank E. Samuel, Jr.

  /s/ Bill R. Sanford              President, Chief Executive Officer and
---------------------------------  Chairman of the Board of Directors
Bill R. Sanford                    (Principal Executive Officer)

  /s/ Loyal W. Wilson              Director
---------------------------------
Loyal W. Wilson


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